Exhibit 99.1

Applied DNA Sciences Announces Private Placement of Up To $58 Million To Initiate BNB Treasury Strategy and BNB Native Yield Generation

Appoints TradFi and DeFi Leaders as Advisers, Including Anthony Scaramucci

Enhanced Staking and Yield Strategy Focused on BNB Native Yield Integrating DeFi and Binance Ecosystem Expertise Offering Led by Institutional and
Crypto-Native Investors including Galaxy, Off The Chain, Silvermine and Gaia Digital Assets

STONY BROOK, N.Y. - Applied DNA Sciences, Inc. (NASDAQ: APDN) ("Applied DNA" or the "Company"), a biotechnology company focused on providing nucleic acid production solutions, today announced up to $58 million in commitments for a private investment in public equity ("PIPE") offering led by institutional investors to initiate a digital asset treasury strategy based on BNB, the native cryptocurrency of the Binance blockchain ecosystem, the world's largest cryptocurrency exchange1. Following the closing, the Company intends to begin deploying funds to acquire BNB, creating a gateway for institutional and retail investors to participate in the BNB blockchain and Binance ecosystem that powers millions of users and decentralized applications worldwide.

The Company intends to change its ticker symbol to "BNBX" to reflect its strategic focus on its BNB treasury strategy.

Transaction Summary

The Company has secured total commitments of $27 million, comprised of cash, stablecoin and units of the OBNB Trust in the PIPE with the potential for up to an additional $31 million in gross proceeds in future investment from warrant exercises, for total gross proceeds of up to $58 million. The closing of the PIPE is expected to occur on or about October 1, 2025, subject to the satisfaction of customary closing conditions. To support its BNB treasury strategy the Company entered into a five-year Strategic Digital Assets Services Agreement with Cypress LLC to provide discretionary asset management services. In addition, the Company entered into a five-year Strategic Advisor Agreement with Cypress Management LLC (an affiliate of Cypress LLC), to provide strategic and technical guidance on business operations relating to its BNB treasury strategy.

Enhanced Staking and BNB Native Yield Strategy

The Company plans to implement a differentiated digital asset treasury strategy designed to generate additional yield and accumulation of BNB tokens through the integration of actively managed decentralized finance protocols and Binance ecosystem specific strategies. Unlike passive staking or even traditional validator operating strategies, we believe this more active approach is structured to deliver yields materially in excess of other conventional methods, while maintaining a disciplined focus on risk management. The strategy is further strengthened by active engagement within the BNB and Binance ecosystem, employing a sophisticated yield framework that prioritizes stability, scalability, and transparency. By combining robust oversight with innovative on-chain opportunities, the Company believes it is positioning its treasury as a driver of sustainable growth and long-term value creation.

"BNB is one of the most exciting yet under-owned tokens among U.S. investors," said Anthony Scaramucci, Founder and Managing Partner of SkyBridge Capital. "APDN provides a direct way to participate in the growth of BNB and its ecosystem, which continues to shape the future of the industry. The added yield component further allows investors to accumulate more BNB and steadily grow NAV per share."

BNB Ecosystem Market Opportunity

The Company believes the BNB ecosystem represents one of the most compelling growth opportunities in the global digital asset space. As the utility token of Binance, the world's largest cryptocurrency exchange by trading volume, BNB continues to expand its reach across new geographies and product verticals, continuing its position as a market leader. With a rapidly growing user base that has surged from approximately 120 million in mid-2023 to an estimated more than 275 million in mid-2025, Binance's scale underscores its unique ability to drive adoption and engagement across the broader ecosystem.

At the center of this growth is BNB (Binance Smart Chain), which has seen significant momentum across DeFi, NFTs, stablecoins and token issuance activity. This expansion has coincided with strong performance of the BNB token, which surpassed $1,000 in 2025 as the broader digital asset market rebounded.

Looking forward, the Company believes BNB is well positioned for growth as Binance looks to capture additional market share and continues to innovate and expand globally, including a re-energized focus on the U.S. market as regulatory headwinds around digital assets moderate. The Company further believes that with its unmatched scale, robust infrastructure, and a dynamic user community, the BNB ecosystem offers one of the most powerful platforms for ongoing growth and value creation in digital assets.

"BNB offers more than speed and efficiency - it unlocks unique yield opportunities through staking, liquidity pools, and DeFi integrations," said Patrick Horsman, CFA, to be appointed Chief Investment Officer. "In an increasingly saturated digital asset treasury market, it is critical to differentiate with a strategy that does more than simply stake tokens or operate validators. By actively integrating DeFi and native Binance yield strategies, we believe we will drive superior cash flow and return generation compared to more passive approaches, all while maintaining the flexibility and transparency that institutional investors demand."

Crypto Expertise

The Company intends to bolster its non-executive management and advisory team through the appointment of several new team members with deep experience across global capital markets and digital assets.

•	Anthony Scaramucci - Strategic Capital Markets Advisor - Founder and Managing Partner of SkyBridge Capital; seasoned investor and proponent for institutional digital asset adoption.

•	Patrick Horsman[2], CFA - Chief Investment Officer (appointment pending) - Serial entrepreneur and hedge fund manager with expertise in DeFi, alternative asset management, structuring and capital raising.

•	Josh Kruger[2] - Chairman of the Board (to be nominated) - Experienced investment executive with a background in multi-strategy hedge fund management, computer science and coding, as well as digital asset strategies.

•	JR Pasch[2] - Strategic Advisor (appointment pending) - Career hedge fund manager with expertise in quantitative research, risk-adjusted investment strategies, leadership, and computer science / systems analysis from prior service in United States Air Force as a Research Analyst.

The Company plans to have Anthony Scaramucci and JR Pasch lead the Company's to-be-formed crypto strategic advisory board, which after formation, will add other leaders in crypto and finance.

Company Leadership

The Company also announced today that Judy Murrah has voluntarily resigned from her role of President and CEO of the Company. Ms. Murrah will remain the Chairperson of the Board until a replacement is nominated and appointed, and thereafter, will remain on the Board. The Company's Board of Directors appointed Clay Shorrock as President and Chief Executive Officer, effective immediately. Mr. Shorrock previously served as Chief Legal Officer and President of the Company's LineaRx subsidiary, where he led capital strategy, regulatory compliance, and key operational initiatives. Beth Jantzen will continue in her role as Chief Financial Officer, providing continuity in financial leadership. Both Mr. Shorrock and Ms. Jantzen have entered into customary employment agreements with the Company.

Together, Mr. Shorrock and Ms. Jantzen bring more than 25 years of combined experience in public capital markets, regulatory affairs and corporate governance to guide the Company's next phase of growth and value creation.

"We are excited to usher in a new chapter for the Company as we partner with an advisory team dedicated to unlocking the full potential of our BNB focused digital asset treasury strategy," said Clay Shorrock, President and CEO. "In today's capital-constrained biotech landscape, financial agility and strategic diversification are more vital than ever. Innovation is in our DNA, and we're proud to integrate our digital asset treasury strategy with our best-in-class PCR-based nucleic acid production solutions to accelerate growth and deliver long-term shareholder value."

Transaction Overview

The Company entered into securities purchase agreements with accredited investors in two concurrent private placements: (i) a cash offering involving 4,730,178 shares of common stock (or prefunded warrants) and common warrants; and (ii) a cryptocurrency offering involving 3,334,471 prefunded warrants and common warrants (collectively the "Offerings"). The warrants in both Offerings have an exercise price of $3.82 and a 5-year term. Consideration for the Offerings included U.S. dollars, stablecoins, or crypto-equivalent assets. The Prefunded warrants and warrants issued in the cryptocurrency offering are not exercisable until stockholder approval is obtained and the subscription amount is delivered in an acceptable, transferable form free of encumbrances.

Lucid Capital Markets acted as sole placement agent for the Offering.

In addition, on September 29, 2025, the Company entered into a five-year Strategic Digital Assets Services Agreement (the "the DAS Agreement") with Cypress LLC ("Cypress") to provide discretionary asset management services supporting its BNB treasury strategy. The DAS Agreement includes management a fee to Cypress of 1.25% per annum of net assets under management, as well as an incentive fee equal to 10% of net returns per annum. Also On September 29, 2025, the Company entered into a five-year Strategic Advisor Agreement (the "Advisor Agreement) with Cypress Management LLC ("Cypress Management" an affiliate of Cypress LLC) to provide strategic and technical guidance on business operations relating to its BNB treasury strategy. Under the Advisor Agreement the Company shall pay Cypress Management a fee of $60,000 per month. In addition, Cypress Management was granted 5-year warrants to purchase common stock equal to 9.5% of the common stock on the closing date on an as converted fully dilated basis with an exercise price of $3.82.

Further, and in order to support the implementation of its BNB-focused treasury strategy, on September 23, 2025, the Company entered into consulting arrangements with Ground Tunnel Capital LLC (the "Consultant") pursuant to which the Company (i) will engage the Consultant to provide certain advisory and marketing services and (ii) will receive premium sponsorship benefits at all SALT conferences globally for a period of thirty-six (36) months. The consultant agreements have a term of three (3) years with a fee of $1,000,000 per year. In addition, the Consultant will receive Consultant warrants exercisable for a number of common shares of the Company equal to 1% of the fully diluted outstanding equity of the Company as of immediately following the closing of the Offering. The Consultant warrants have a 5-year term with an exercise price of $3.82.

Advisors

McDermott Will & Schulte LLP is acting as legal advisor to the Company.

Ellenoff, Grossman & Schole LLP is acting as legal advisor to Lucid Capital Markets.

Ruskin Moscou Faltischek PC is acting as legal advisor to the Cypress Management

Securities Disclaimer

The offering is being made in reliance on an exemption from the registration requirement under Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), and/or Regulation D promulgated thereunder, and applicable state securities laws. Accordingly, the securities offered in the private placement may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirement of the Securities Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Applied DNA Sciences

Applied DNA Sciences is a biotechnology company focused on providing nucleic acid production solutions for the biopharmaceutical and diagnostics industries. Through its majority-owned subsidiary, LineaRx, Inc., the Company is commercializing its LineaDNA™, LineaRNAP™, and LineaIVT™ platforms to enable the manufacture of next-generation nucleic acid-based therapies.

Forward Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," and other words of similar meaning. Forward-looking statements are statements other than historical facts and address various matters including, without limitation, statements relating to the anticipated benefits and timing of the completion of the proposed offering and related transactions, the intended use of proceeds from the offering, statements regarding the potential for and amount of additional cash proceeds from warrant exercises, the assets to be held by the Company, the expected future market, price and liquidity of the digital assets the Company acquires, the macro and political conditions surrounding digital assets, the Company's plan for value creation and strategic advantages, market size, market position, and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future announcements and priorities, expectations regarding management, future financial and operating condition and performance, the expected financial impacts of the proposed transactions described herein and other projections or statements of plans and objectives.

These forward-looking statements are based on current expectations, estimates, assumptions, and projections, and involve known and unknown risks, uncertainties, and other factors-many of which are beyond the Company's control-that may cause actual results, performance, or achievements to differ materially from those expressed or implied by such statements. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the risk that the proposed transactions described herein may not be completed in a timely manner or at all; failure to realize the anticipated benefits of the transactions and the proposed digital asset treasury strategy; changes in business, market, financial, political and regulatory conditions; risks relating to the Company's operations and business, including the highly volatile nature of the price of BNB and other cryptocurrencies; risks related to the Company's ability to raise and deploy capital effectively; risks relating to an unproven yield generation strategy, the risk that the price of the Company's common stock may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks related to the unknown returns that the Company's BNB treasury strategy will generate; risks relating to market volatility, cybersecurity and custody of digital assets, potential changes in laws or accounting standards relating to cryptocurrency, and regulatory developments affecting BNB or other digital assets; as well as those risks and uncertainties identified in the Company's filings with the Securities and Exchange Commission. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements.

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1 https://www.coingecko.com/research/publications/centralized-crypto-exchanges-market-share

2 Affiliates of Cypress LLC and/or Cypress Management, LLC

View source version on businesswire.com: https://www.businesswire.com/news/home/20250929086912/en/

Investor Relations contact: John Ragozzino Jr., CFA BnB@icrinc.com